UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 20, 2015

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 20, 2015, Owens-Illinois, Inc. (“O-I”) announced Andres Lopez, age 53, as Chief Executive Officer of O-I, effective January 1, 2016. Mr. Lopez is currently President of Glass Containers and Chief Operating Officer. Albert Stroucken will no longer serve as Chief Executive Officer as of January 1, 2016 but will retain his role of Executive Chairman of the Board of Directors until the annual shareholders meeting in May 2016. There will be no changes to Mr. Stroucken’s compensation as a result of the change in his position, other than the proration of annual amounts to reflect the expiration of Mr. Stroucken’s employment contract on June 30, 2016.

Mr. Lopez joined O-I in 1986 in Colombia and has held several leadership positions, including country General Manager in Peru; Vice President of Manufacturing for O-I North America and Global Vice President of Manufacturing and Engineering. From 2009 to 2014, he served as President of O-I South America. In August 2014, he was named President of O-I Americas, adding responsibility for O-I’s North America operations and in December 2014, he was named President of Glass Containers and Chief Operating Officer, effective February 1, 2015.

Effective January 1, 2016, Mr. Lopez will receive an annual base salary of $850,000 in connection with his appointment as Chief Executive Officer. Mr. Lopez’s target annual incentive will be 150% of his annual base salary. Mr. Lopez also will participate in O-I’s 401(k) plan and the Executive Deferred Compensation Plan and his target long-term equity value will be $3.875 million. Consistent with the Company’s past practice for its chief executive officers, Mr. Lopez will be able to use O-I’s aircraft for up to 50 hours per year of personal use. He will continue to participate in the other components of O-I’s executive compensation program, including health and welfare programs and other benefits, which are described in O-I’s Definitive Proxy Statement filed on April 2, 2015, as well as, the Current Report on Form 8-K filed on March 12, 2015.

O-I’s related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.                               FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit
No.	Description

99.1	Press Release dated October 20, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: October 20, 2015	By:	/s/ James W. Baehren
	Name:	James W. Baehren
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated October 20, 2015